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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 --------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): JUNE 17, 2004
                                 --------------

                              STONEPATH GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)



DELAWARE                           001-16105                 65-0867684
(State or Other Jurisdiction       (Commission File Number)  (IRS Employer
of Incorporation)                                            Identification No.)


1600 MARKET STREET, SUITE 1515
PHILADELPHIA, PENNSYLVANIA                                   19103
(Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (215) 979-8370

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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             ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On June 17, 2004, Stonepath Group, Inc. ("Stonepath") dismissed KPMG LLP ("KPMG") as Stonepath's independent accountants. On June 24, 2004, Stonepath engaged Grant Thornton LLP ("Grant Thornton") as its new independent accountants.

         KPMG's audit reports on Stonepath's financial statements for the fiscal years ended December 31, 2002 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

         The decision to change accountants was made by Stonepath's Audit Committee.

         During the fiscal years ended December 31, 2002 and December 31, 2003, and the subsequent interim period through Stonepath's change in independent accountants, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its report.

         There were no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)) during the fiscal years ended December 31, 2002 and 2003 and the subsequent interim period through Stonepath's change in independent accountants, except for the reportable condition described in the third paragraph od Item 9A of Stonepath's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2004.

         Stonepath has provided KPMG with a copy of the disclosures it is making in this Item 4(a) and has requested KPMG to provide it with a letter stating whether it agrees with the statements set forth in this Item 4(a) and, if not, stating the respects in which it does not agree. Upon receipt of such letter from KPMG, Stonepath will amend this Current Report and file a copy as Exhibit 16 to a Current Report on Form 8-K/A.

         (b) During the fiscal years ended December 31, 2002 and 2003 and during the subsequent interim period through Stonepath's engagement of Grant Thornton, neither Stonepath nor anyone on its behalf consulted with Grant Thornton regarding the application of accounting principles to any transactions, either completed or proposed; or the type of audit opinion that might be rendered on Stonepath's financial statements, in each case with respect to which either a written report or oral advice was provided that Grant Thornton concluded was an important factor considered by Stonepath in reaching a decision as to the issue.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

         (c)   Exhibits

               None


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              STONEPATH GROUP, INC.



Date: June 24, 2004                           By: /s/ Dennis L. Pelino
                                              ---------------------------------
                                              Dennis L. Pelino, Chairman and
                                              Chief Executive Office





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